Northwestern Mutual Series Fund, Inc.

Research International Core Portfolio
Supplement Dated March 15, 2024 to the

Summary Prospectus for the Research International Core Portfolio Dated May 1, 2023
The following information supplements the Summary Prospectus for the Research International Core Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Research International Core Portfolio
John Mahoney has joined Camille Humphries Lee and Nicholas Paul as a co-portfolio manager of the Research International Core Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Camille Humphries Lee, CFA, Invesetment Officer of MFS, has managed the Portfolio since 2018.
John Mahoney, CFA, Investment Officer of MFS, has managed the Portfolio since 2024.
Nicholas Paul, CFA, Investment Officer of MFS, has managed the Portfolio since December 2022.”
Please retain this Supplement for future reference.